Exhibit 10.1

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	Contract ID Code	Page	1 of 10 Pages

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	PROJECT NO. (If applicable)
P00012	09/01/2014	See Schedule

6. ISSUED BY	CODE HM0210	7. ADMINISTERED BY (If other than Item 6)	CODE [**Redacted**]
[**Redacted**]		[**Redacted**]

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
DIGITALGLOBE, INC.
Attn: DIGITALGLOBE, INC.			9B. DATED (SEE ITEM 11)
1601 DRY CREEK DRIVE SUITE 260
LONGMONT CO 805036493		X	10A. MODIFICATION OF CONTRACT/ORDER NO.
HM021013CN002

CODE 1CGQ7	FACILITY CODE		10B. DATED (SEE ITEM 13)
07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended,  by one of the following methods:  (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers .   FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER  If by virtue of this amendment you desire to change an offer already submitted ,  such change may be made by telegram or letter,  provided each telegram or letter makes reference to the solicitation and this amendment  and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA(required)	Net Increase:	[**Redacted**]
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.   IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B.

THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date,  etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b) .

	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D.	OTHER (Specify type of modification and authority) Option Exercise in accordance with (IAW) H.24 and Incrementa l Funding IAW Paragraph B.lO

E. IMPORTANT:	Contractor	☐ is not.	☐ is required to sign this document and return 0	copies to the issuing office .

14.  DESCRIPTION  OF AMENDMENT/MODIFICATION   (Organized  by  UCF section headings,  including  solicitation/contract  subject  matter  where feasible .)

Tax ID Number:   31-1420852

DUNS Number:   789638418

The purpose of this modification is to exercise Option 4  Contract Year 5  effective 01-September-2014 for contract line item (CLIN) 0401 Service Level Agreement For Pixel &  Imagery Acquisition/Operations (Baseline Collection Capacity), CLIN 0404 Value-Added Products And Services, CLIN 0405 Physical Media Delivery and CLIN 0406 System Engineering Services Support.

Additionally, this modification:

A. Provides incremental funding in the amount [**Redacted**] under CLIN 0401, Service Level

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
[**Redacted**]

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16C. DATE SIGNED
[**Redacted**]		[**Redacted**]
(Signature of person authorized to sign)		STANDARD FORM 30 (REV. 10-83)
NSN 7540-01-152-8070 Previous edition unusable		Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00012	PAGE	OF
		2	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

D)
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Agreement (informational Sub-CLINs 040101 through

040103).

B.  Provides incremental funding in the amount of

[**Redacted**] under CLIN 0406, allocated as follows:

(i)   [**Redacted**] under informational

Sub-CLIN 040601 for EV Engineering RDT&E tasks;

(ii)   [**Redacted**] under informational Sub-CLINs 040602 and 040603 for [**Redacted**] RDT&E task; and

(iii)  [**Redacted**] under informational Sub-CLINs 040604 and 040605 for the [**Redacted**] O&M task.

C.  Reallocates Value-Added Products And Services unused indefinite-quantity ordering CLIN ceiling value from CLIN 0304 (Option 3 Contract Year 4) to CLIN 0404; and

D.  Reallocates System Engineering Services Support unused time and material CLIN ceiling value from CLIN 0306 (Option 3 Contract Year 4)

to CLIN 0406.

The CLIN ceiling value reallocations have been mutually agreed to by the Parties (reference NGA and DigitalGlobe, Inc. emails dated July 17, 2014).

Total funding obligated under the contract increases by [**Redacted**] from [**Redacted**] to [**Redacted**].

The total value of the contract, including unexercised options, remains unchanged.

These Options are exercised in accordance with the terms and conditions of the contract. The performance period is extended through

31-August-2015. Accordingly, the contract is modified as follows:

1.  Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Total Contract Price/Total Contract Funding (change pages 21, 22 and 23 are attached hereto):

a.  Under CLIN Series 0300, Contract Year 4:

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGF COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00012	PAGE	OF
		3	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

D)
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

(1)  Under CLIN 0304, the    Maximum Total Price is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. Funds obligated remain at zero.

(2)  Under CLIN 0306, the Maximum Total Price is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. Funds obligated are unchanged.

(3)  Under Subtotal Contract Year 4 the Maximum Total Price is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. Funds obligated are unchanged.

b.  Under CLIN Series 0400, Contract Year 5:

(1)  Under CLIN 0401, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

(2)  Under CLIN 0404, the Maximum Total Price is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. Funds obligated remain at zero.

(3)  Under CLIN 0406, the Maximum Total Price is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is increased to [**Redacted**] as a result of the combined changes to the Maximum Total Price and Obligated Amount.

(4)  Under Subtotal Contract Year 5, the Maximum Total Price is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Obligated Amount column is Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00012	PAGE	OF
		4	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

D)
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0304

increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased to [**Redacted**] as a result of the combined changes to the Maximum Total Price and Obligated Amount.

c. Under Total Contract Value with Options, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

2. Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, the table is revised to reflect the [**Redacted**] obligation under CLIN 0401 informational Sub-CLINs 040101 through 040103 and the [**Redacted**] obligation under CLIN 0406 informational Sub-CLINs 040601 through 040605. Change page 33 is attached hereto.

Period Of Performance End Date changed from 31-AUG-14 to 31-AUG-15

Discount Terms:

Net 30 Payment:

[**Redacted**]

FOB: Destination

Period of Performance: 09/01/2013 to 08/31/2015

Change Item 0304 to read as follows(amount shown is the obligated amount):

Commercial Satellite Imagery - Value-Added Products and Services.

Obligated Amount: [**Redacted**]

Award Type: Indefinite-quantity Min. Qty: N/A| Max. Quantity: N/A

Min. Amt:          [**Redacted**]

|Max. Amount:

[**Redacted**] Minimum Guaranteed: N

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00012	PAGE	OF
		5	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2013 to 08/31/2014

Change Item 0306 to read as follows(amount shown

is the obligated amount):

0306

Commercial Satellite Imagery - System Engineering Services Support.

Award Type: Time-and-materials

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**]

Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NID8G13161AS01, NS38G83298AS02, NSU8G83107AS28

Accounting Info:

[**Redacted**]

Period of Performance: 09/01/2013 to 08/31/2014

Change Item 0401 to read as follows(amount shown is the obligated amount):

[**Redacted**]
0401

Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity). Firm Fixed Price $300,000,000.00

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**]

Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NS38G84181AS19

Continued ...

[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00012	PAGE	OF
		6	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Accounting Info: [**Redacted**] Period of Performance: 09/01/2014 to 08/31/2015
040101

Add Item 040101 as follows:

Commercial Satellite Imagery - SLA Funding

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**]

Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NS38G84181AS19

Accounting Info:

[**Redacted**]

Period of Performance: 09/01/2014 to 08/31/2015

Add Item 040102 as follows:

[**Redacted**]
040102

Commercial Satellite Imagery - SLA Funding

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**]

Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NS38G84181AS19

Accounting Info:

[**Redacted**]

Period of Performance: 09/01/2014 to 08/31/2015

Add Item 040103 as follows:

[**Redacted**]
040103

Commercial Satellite Imagery - SLA Funding

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**]

Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Requisition No: NS38G84181AS19

Accounting Info:

[**Redacted**]

Period of Performance: 09/01/2014 to 08/31/2015

Continued ...

[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00012	PAGE	OF
		7	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

D)
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0404

Change Item 0404 to read as follows(amount shown is the obligated amount):

Commercial Satellite Imagery - Value-Added Products and Services.

Obligated Amount: [**Redacted**]

Award Type: Indefinite-quantity

Min. Qty: N/A| Max. Quantity: N/A

Min. Amt: [**Redacted**]| Max. Amount:

[**Redacted**]

Minimum Guaranteed: N

Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2014 to 08/31/2015

Change Item 0405 to read as follows(amount shown is the obligated amount):

0405

Commercial Satellite Imagery - Physical Media Delivery.

Award Type: Time-and-materials

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**]

Product/Service Code:7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Requisition No: NS38G84181AS19

Accounting Info:

[**Redacted**]

Period of Performance: 09/01/2014 to 08/31/2015

Change Item 0406 to read as follows(amount shown

is the obligated amount):

[**Redacted**]
0406

Commercial Satellite Imagery - System Engineering Services Support. Ceiling Price [**Redacted**]

Award Type: Time-and-materials

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**]

Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NS38G84196AS23

Accounting Info:

Continued ...

[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURIRIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00012	PAGE	OF
		8	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

D)
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
[**Redacted**] Period of Performance: 09/01/2014 to 08/31/2015 Add Item 040601 as follows:
040601

System Engineering Services Support. Funding for RDT&E task(s) as directed

Award Type: Time-and-materials

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**]

Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Requisition No: NS38G84196AS23

Accounting Info:

[**Redacted**]

Period of Performance: 09/01/2014 to 08/31/2015

Add Item 040602 as follows:

[**Redacted**]
040602

System Engineering Services Support. Funding for [**Redacted**] RDT&E tasks

Award Type: Time-and-materials

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**]

Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Requisition No: NID8G14183AS01

Accounting Info:

[**Redacted**]

Period of Performance: 09/01/2014 to 08/31/2015

Add Item 040603 as follows:

[**Redacted**]
040603

System Engineering Services Support. Funding for  [**Redacted**] RDT&E tasks

Award Type: Time-and-materials

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**]

Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Requisition No: NID8G14183AS01

Continued ...

[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00012	PAGE	OF
		9	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

D)
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Accounting Info: [**Redacted**] Period of Performance: 09/01/2014 to 08/31/2015 Add Item 040604 as follows:
040604

System Engineering Services Support. Funding for [**Redacted**] O&M tasks

Award Type: Time-and-materials

CLIN VALUE [**Redacted**]

Incrementally Funded Amount:  [**Redacted**]

Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NS28G84177AS02

Accounting Info:

[**Redacted**]

Period of Performance: 09/01/2014 to 08/31/2015

Add Item 040605 as follows:

[**Redacted**]
040605

System Engineering Services Support. Funding for O&M [**Redacted**] tasks

Award Type: Time-and-materials

CLIN VALUE [**Redacted**]

Incrementally Funded Amount: [**Redacted**]

Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Requisition No: NS28G84177AS02

Accounting Info:

[**Redacted**]

Period of Performance: 09/01/2014 to 08/31/2015

G-1 Accounting and Appropriation Data

[**Redacted**]
	[**Redacted**] [**Redacted**] Continued ...				Amount [**Redacted**] [**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00012	PAGE	OF
		10	10

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

D)
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

[**Redacted**]

Total:

[**Redacted**] [**Redacted**] [**Redacted**] [**Redacted**] [**Redacted**] [**Redacted**] [**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

HM0210-13-C-N002-P00012

UNCLASSIFIED//FOROFFICIALUSEONLY
WHEN SEPARATED FROM ATTACHMENT 1

(U) SECTION A – See Standard Form (SF) 1449, Solicitation, Offer and Award

(U) SECTION B - Supplies or Services/Prices



Contract Line Item Number (CLIN) Series 0000, 0100 and 0200 are “RESERVED” under this reissued contract,

HM0210-13-C-N002. The effort under the aforementioned CLIN Series was accomplished under the predecessor contract, HM0210-10-C-0002. The remaining CLIN Series, including options, are shown in this reissued contract.



(U)BASE PERIOD: [**Redacted**] (Reference Contract HM0210-10-C-0002)

B.1	(U) CLINs 0001, 0101 and 0201: [**Redacted**]

B.2	(U) CLINs 0002, 0102 and 0202: [**Redacted**]

B.3	(U) CLINs 0003, 0103 and 0203: [**Redacted**]

B.4	(U) CLINs 0004, 0104 and 0204: [**Redacted**]

B.5	(U) CLINs 0005, 0105 and 0205: [**Redacted**]

B.6	(U) CLINs 0006, 0106 and 0206: [**Redacted**]

B.7	(U) TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount

CLIN Series 0000	[**Redacted**] (reference Contract HM0210-10-C-0002)
Contract Year 1: 0001, 0002, 0003, 0004, 0005, 0006 and [**Redacted**]

CLIN Series 0100	[**Redacted**] (reference Contract HM0210-10-C-0002)
Contract Year 2: 0101, 0102, 0103, 0104, 0105, 0106 and [**Redacted**]

CLIN Series 0200	[**Redacted**] (reference Contract HM0210-10-C-0002)
Contract Year 3: 0201, 0202, 0203, 0204, 0205, 0206 and [**Redacted**]

CLIN Series 0300
0301	$250,000,000.00	[**Redacted**]	[**Redacted**]
0302	[**Redacted**]	[**Redacted**]	[**Redacted**]
0303	[**Redacted**]	[**Redacted**]	[**Redacted**]
0304	[**Redacted**]	[**Redacted**]	[**Redacted**]
0305	[**Redacted**]	[**Redacted**]	[**Redacted**]
0306	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 4	[**Redacted**]	[**Redacted**]	[**Redacted**]

Contract Page 21 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

HM0210-13-C-N002-P00012

UNCLASSIFIED//FOROFFICIALUSEONLY
WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$300,000,000.00	[**Redacted**]	[**Redacted**]
0402	[**Redacted**]	[**Redacted**]	[**Redacted**]
0403	[**Redacted**]	[**Redacted**]	[**Redacted**]
0404	[**Redacted**]	[**Redacted**]	[**Redacted**]
0405	[**Redacted**]	[**Redacted**]	[**Redacted**]
0406	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 5	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0500
0501	$300,000,000.00	[**Redacted**]	[**Redacted**]
0502	[**Redacted**]	[**Redacted**]	[**Redacted**]
0503	[**Redacted**]	[**Redacted**]	[**Redacted**]
0504	[**Redacted**]	[**Redacted**]	[**Redacted**]
0505	[**Redacted**]	[**Redacted**]	[**Redacted**]
0506	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 6	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0600
0601	$300,000,000.00	[**Redacted**]	[**Redacted**]
0602	[**Redacted**]	[**Redacted**]	[**Redacted**]
0603	[**Redacted**]	[**Redacted**]	[**Redacted**]
0604	[**Redacted**]	[**Redacted**]	[**Redacted**]
0605	[**Redacted**]	[**Redacted**]	[**Redacted**]
0606	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 7	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0700
0701	$300,000,000.00	[**Redacted**]	[**Redacted**]
0702	[**Redacted**]	[**Redacted**]	[**Redacted**]
0703	[**Redacted**]	[**Redacted**]	[**Redacted**]
0704	[**Redacted**]	[**Redacted**]	[**Redacted**]
0705	[**Redacted**]	[**Redacted**]	[**Redacted**]
0706	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 8	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0800
0801	$300,000,000.00	[**Redacted**]	[**Redacted**]
0802	[**Redacted**]	[**Redacted**]	[**Redacted**]
0803	[**Redacted**]	[**Redacted**]	[**Redacted**]
0804	[**Redacted**]	[**Redacted**]	[**Redacted**]
0805	[**Redacted**]	[**Redacted**]	[**Redacted**]
0806	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 9	[**Redacted**]	[**Redacted**]	[**Redacted**]

Contract Page 22 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

HM0210-13-C-N002-P00012

UNCLASSIFIED//FOROFFICIALUSEONLY
WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0900
0901	$300,000,000.00	[**Redacted**]	[**Redacted**]
0902	[**Redacted**]	[**Redacted**]	[**Redacted**]
0903	[**Redacted**]	[**Redacted**]	[**Redacted**]
0904	[**Redacted**]	[**Redacted**]	[**Redacted**]
0905	[**Redacted**]	[**Redacted**]	[**Redacted**]
0906	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 10	[**Redacted**]	[**Redacted**]	[**Redacted**]

Total Contract Value with Options	$2,585,780,000.00	[**Redacted**]	[**Redacted**]

B.8	(U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9	(U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)OPTION PERIODS

B.10	(U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01		Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)		[**Redacted**] (reference HM0210-10-C-0002)
Option CLIN 0201 (Contract Year 3)		[**Redacted**] (reference HM0210-10-C-0002)
Option CLIN 0301 (Contract Year 4)		[**Redacted**]	$250,000,000.00
* See Special Contract Requirement [**Redacted**]	Option CLIN 0401 (Contract Year 5) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0501 (Contract Year 6) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0601 (Contract Year 7) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0701 (Contract Year 8) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0801 (Contract Year 9) *	[**Redacted**]	$300,000,000.00
	Option CLIN 0901 (Contract Year 10) *	[**Redacted**]	$300,000,000.00

Contract Page 23 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL

TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

HM0210-13-C-N002-P00012

UNCLASSIFIED//FOROFFICIALUSEONLY
WHEN SEPARATED FROM ATTACHMENT 1

B.5	(U) NGA: PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (SEP 2003)

(U) In accordance with DFARS 204.7107, the following instructions are provided for payment of CLINs with multiple lines of accounting: FROM THE OLDEST LINES OF ACCOUNTING FIRST.

B.6	(U) ACCOUNTING AND APPROPRIATION DATA

This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]

Contract Page 33 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1